Fees Summary	Oct. 08, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 106,710,494
Previously Paid Amount	0
Total Fee Amount	14,736.72
Total Offset Amount	0
Net Fee	$ 14,736.72